[[ Peggy Behrens personal letterhead ]]

December 15, 2010

Attn.: Board of Directors
Adino Energy Corporation
2500 City West Boulevard, Suite 300
Houston, Texas 77042

Re:  Resignation

Gentlemen:

I hereby resign as a director of Adino Energy Corporation.

Thank you.

Sincerely,

/s/ Peggy Behrens
Peggy Behrens